UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 7, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Closing of Notes Offering and Guarantees

As previously disclosed, on December 23, 2014, SGH Escrow Corporation (“SGH Escrow”), an indirect wholly owned subsidiary of Signature Group Holdings, Inc. (“Signature” or the “Company”), entered into a Purchase Agreement dated December 23, 2014, by and among SGH Escrow, Real Alloy Intermediate Holding, LLC, a direct wholly owned subsidiary of Signature and the direct parent of SGH Escrow (“Intermediate Holding”), and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several purchasers named on Schedule I thereto (collectively, the “Purchasers”), in connection with the issuance and sale by SGH Escrow of an aggregate of $305,000,000 principal amount of 10% Senior Secured Notes due 2019 (the “Notes”) at an issue price to SGH Escrow of 97.206% of the principal amount thereof, resulting in gross proceeds to the issuer of approximately $296.5 million, in a private placement to qualified institutional buyers pursuant to Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

On January 8, 2015, SGH Escrow completed its offering of the Notes, which were issued pursuant to an Indenture, dated as of January 8, 2015 (the “Indenture”) between SGH Escrow,  Intermediate Holding, and Wilmington Trust, National Association, as trustee and notes collateral trustee (the “Trustee”).   In connection with the closing of the issuance of the Notes, SGH Escrow entered into an Escrow and Security Agreement dated as of January 8, 2015 (the “Escrow Agreement”), by and among SGH Escrow, the Trustee, and Wilmington Trust, National Association, as escrow agent, as acknowledged by the Purchasers.

As previously disclosed, the Notes were offered in connection with, and we intend to use the net proceeds for, the pending acquisition (the “GRSA Acquisition”) by our indirect wholly owned subsidiary, Real Alloy Holding, Inc. (“Real Alloy”), of the equity interests of certain entities, which, together with their subsidiaries, comprise the global recycling and specification alloys business of Aleris Corporation (“GRSA”). Upon consummation of the GRSA Acquisition, SGH Escrow will be merged with and into Real Alloy, with Real Alloy as the surviving corporation and the direct parent of the GRSA entities.

The Notes will mature on January 15, 2019.  The Issuer will pay interest on the Notes at a rate of 10% per annum, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015.  As used herein, “Issuer” refers, (i) prior to the consummation of the GRSA Acquisition, to SGH Escrow and (ii) following the consummation of the GRSA Acquisition, to Real Alloy.

At any time on or after January 15, 2018, the Issuer may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ prior notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and additional interest, if any, thereon to (but not including) the applicable redemption date if redeemed during the periods indicated below:

Period	Redemption Price
January 15, 2018 – July 14, 2018	105%
July 15, 2018 and thereafter	100%

At any time prior to January 15, 2018, the Issuer may redeem all or part of the Notes, at a redemption price equal to 100% of their principal amount, plus a ‘‘make whole’’ premium as of, and accrued and unpaid interest, if any, to, but excluding, the redemption date.  In addition, at any time prior to January 15, 2018, the Issuer may redeem up to 35% of the principal amount of the Notes at a redemption price equal to 110%, plus accrued and unpaid interest, if any, using the net proceeds of certain equity offerings.

Upon the occurrence of a change of control (as defined in the Indenture), holders of the Notes will have the right to require the Issuer to repurchase all or a portion of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, together with any accrued and unpaid interest to the date of repurchase.  In connection with certain asset sales, the Issuer will be required to use the net cash proceeds of the asset sale to make an offer to repurchase the Notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of repurchase.

SGH Escrow deposited the gross proceeds from the offering of the Notes, together with available cash from SGH Escrow in an amount equal to 101% of the offering price of the Notes plus interest payable on the aggregate principal amount of the Notes to February 28, 2015, and other amounts due and payable to the Purchasers and certain expenses related to the issuance and sale of the Notes, into the escrow account under the Escrow Agreement, where they will be held until the date that the conditions for disbursement of the account under the Escrow Agreement are satisfied.  Among other things, the conditions include the concurrent closing of the GRSA Acquisition substantially in accordance with the terms and conditions of the Purchase and Sale Agreement, dated October 17, 2014 between Signature, Real Alloy, Aleris Corporation and certain of their subsidiaries, the merger of SGH Escrow with and into Real Alloy, with Real Alloy as the surviving corporation, the assumption by Real Alloy of all of the obligations of SGH Escrow under the Notes and the Indenture, and the Guarantors (as defined below) providing guarantees under the Notes and the Indenture.  The Notes have a special mandatory redemption feature if the escrow is not released by February 28, 2015, subject to extension to May 5, 2015, if the Issuer makes certain additional payments into the escrow account.  The special mandatory redemption price is 101% of the offering price, plus accrued and unpaid interest from the date of the issuance of the Notes until (but not including) the date of special mandatory redemption.

From and after the GRSA Acquisition, the Notes will be Real Alloy’s senior obligations and will be guaranteed by Real Alloy’s direct parent, Intermediate Holding, and by certain of Real Alloy’s existing and  future domestic subsidiaries (such subsidiaries, together with Intermediate Holding, being collectively referred to as the “Guarantors”), and the Notes and related guarantees will be secured by first priority security interests in the fixed assets of Real Alloy and the Guarantors and second priority security interests in certain other collateral of Real Alloy and the Guarantors.

The Indenture, among other things, limits the Issuer’s and its restricted subsidiaries’ ability to: incur additional indebtedness or issue certain preferred stock; pay dividends or make other distributions on capital stock or prepay subordinated indebtedness; purchase or redeem any equity interests; make investments; create liens; sell assets; enter into agreements that restrict dividends or other payments by restricted subsidiaries; consolidate, merge or transfer all or substantially all of its assets; engage in transactions with the Issuer’s affiliates; or enter into any sale and leaseback transactions.  These covenants are subject to important exceptions and qualifications.

In addition, the Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the Notes when due, invalidity or disaffirmation of guarantees, failure to comply with covenants under the Indenture, failure to pay certain other indebtedness or acceleration of maturity of certain other indebtedness, failure to pay certain final judgments and occurrence of certain events of bankruptcy and insolvency.  In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately by notice in writing to the Issuer (and to the Trustee if given by holders) specifying the event of default.

The descriptions of the Indenture, the Notes and the Escrow Agreement in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Indenture, which is filed as Exhibit 4.1 hereto, to the Form of Global Note (as defined in the Indenture), which is filed as Exhibit 4.2 hereto and to the Escrow Agreement, which is filed as Exhibit 4.3 hereto.

The offering of Notes referenced herein was made only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act. Neither the Notes nor the related guarantees have been registered under the Securities Act or any state or other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Amendments to Certain Financing Agreements

Backstop Commitment Letter

As previously disclosed, in connection with the GRSA Acquisition, the Company entered into a commitment letter, dated October 17, 2014, with Zell Credit Opportunities Master Fund L.P. and funds managed by another institutional investor (collectively the “Backstop Commitment Parties”), that provides a commitment (the “Backstop Commitment Letter”), subject to satisfaction of standard conditions, for a two-year, secured bridge term loan made to the Company of up to $50 million (the “Notes Backstop”) and a registered direct offering of up to $45 million of common stock of the Company (the “Equity Backstop” and together with the Notes Backstop, the “Backstops”), representing a portion of the cash portion of the consideration to be paid in connection with the GRSA Acquisition.  On January 7, 2015, Signature and the Backstop Commitment Parties entered into an amendment to the Backstop Commitment Letter (the “Backstop Amendment”) to, among other things, extend the commitment period related to the Notes Backstop in exchange for the payment of certain fees, clarify the interest payable on any notes issuable in connection with the Notes Backstop, confirm that the Company’s sale of equity securities in October and December 2014 reduced the size of the Equity Backstop and eliminated an additional potential fee payable to the Backstop Commitment Parties, and clarify that the proceeds of the sale of the assets or equity of Signature’s indirect wholly owned subsidiary North American Breaker Co., LLC may be used to reduce the required size of a rights offering by Signature which would in turn reduce the size of the Notes Backstop to a maximum amount of $20 million, in exchange for a $325,000 extension fee, which commitment period may be further extended by an additional fee.

The foregoing description of the Backstop Amendment does not purport to be complete and is qualified by reference in its entirety to the full text of the Backstop Commitment Letter, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Asset-Based Facility Commitment Letter

Also in connection with the GRSA Acquisition, the Company entered into a commitment letter, dated October 17, 2014, with General Electric Capital Corporation and GE Capital Markets, Inc. (collectively, “GE Capital”), that provides a commitment (the “Asset-Based Commitment Letter”), subject to satisfaction of standard conditions, for a $110 million senior secured revolving asset-based credit facility (the “Asset-Based Facility”), portions of which will be used to fund the cash portion of the consideration to be paid Aleris in the GRSA Acquisition.  On January 8, 2015, the Company and GE Capital entered into an amendment and restatement of the Asset-Based Commitment Letter (the “Asset-Based Amendment”) to extend the commitment period through February 28, 2015.

The foregoing description of the Asset-Based Amendment does not purport to be complete and is qualified by reference in its entirety to the full text of the Asset-Based Amendment, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above under the captions “Closing of the Notes Offering and Guarantees” and  “Amendments to Certain Financing Agreements” is incorporated by reference in response to this Item 2.03.

Item 8.01. Other Events.

On January 12, 2015, Signature issued a press release announcing the closing of the Notes offering as set forth above in Item 1.01. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor such press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. Any proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying prospectus.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Indenture, dated January 8, 2015, by and among SGH Escrow Corporation, Real Alloy Intermediate Holding, LLC, and Wilmington Trust, National Association, as trustee.

4.2	Form of 10% Senior Secured Note due 2019 (included as Exhibit A1 to Exhibit 4.1)

4.3

Escrow and Security Agreement, dated as of January 8, 2015, by and among SGH Escrow Corporation, Wilmington Trust, National Association, as trustee under the Indenture dated January 8, 2015, and Wilmington Trust, National Association, as escrow agent.

10.1	Amendment to Commitment Letter, dated January 7, 2015, by and among Chatham Asset Management, LLC, Zell Credit Opportunities Master Fund L.P., and Signature Group Holdings, Inc.

10.2	Amendment to Commitment Letter, dated January 8, 2015, by and among General Electric Capital Corporation, GE Capital Markets, Inc., and Signature Group Holdings, Inc.

99.1	Signature Group Holdings, Inc. Press Release dated January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date:	January 12, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
		Name:	W. Christopher Manderson
		Title:	Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture, dated January 8, 2015, by and among SGH Escrow Corporation, Real Alloy Intermediate Holding, LLC, and Wilmington Trust, National Association, as trustee.

4.2	Form of 10% Senior Secured Note due 2019 (included as Exhibit A1 to Exhibit 4.1)

4.3

Escrow and Security Agreement, dated as of January 8, 2015, by and among SGH Escrow Corporation, Wilmington Trust, National Association, as trustee under the Indenture dated January 8, 2015, and Wilmington Trust, National Association, as escrow agent.

10.1	Amendment to Commitment Letter, dated January 7, 2015, by and among Chatham Asset Management, LLC, Zell Credit Opportunities Master Fund L.P., and Signature Group Holdings, Inc.

10.2	Amendment to Commitment Letter, dated January 8, 2015, by and among General Electric Capital Corporation, GE Capital Markets, Inc., and Signature Group Holdings, Inc.

99.1	Signature Group Holdings, Inc. Press Release dated January 12, 2015.